                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

                                       TO

                                CREDIT AGREEMENT

                  THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("Amendment") is entered into as of December 17, 2003 by and among G&K Services Inc. (the "Domestic Borrower"), G&K Services Canada Inc. (the "Canadian Borrower", and together with the Domestic Borrower, the "Borrowers"), the financial institutions party to the below-defined "Credit Agreement" as lenders (the "Lenders"), Wachovia Bank, National Association, as Syndication Agent (the "Syndication Agent"), and Bank One, NA (Main Office Chicago), as Administrative Agent (the "Administrative Agent"). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the below-defined Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrowers, the Lenders, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement dated as of June 25, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrowers wish to amend the Credit Agreement in certain respects and the Lenders and the Administrative Agent are willing to amend the Credit Agreement pursuant to the terms of this Amendment;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows.

                  1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrowers, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended as follows:

                  1.1 Clause (j) of the definition of "Debt" set forth in
Section 1.1 of the Credit Agreement is hereby amended to insert immediately at the end thereof the following: "and all then outstanding Receivables Transaction Attributed Indebtedness."

                  1.2 The definition of "L/C Commitment" set forth in Section
1.1 of the Credit Agreement is hereby amended in its entirety as follows:


                  "L/C Commitment" means the lesser of (a) Thirty Million Dollars ($30,000,000) and (b) the Revolving Credit Commitment.

                  1.3 Section 1.1 of the Credit Agreement is hereby amended to insert alphabetically therein the following defined terms:

                  "Acquisition Period" means a period beginning with the month in which the first Leverage Ratio Acquisition to occur after December 17, 2003 is consummated and ending with the last calendar day of the calendar month to occur eighteen months after the month in which the Leverage Ratio Acquisition occurred.

                  "Leverage Ratio Acquisition" means any acquisition of property or other assets by either Borrower or any of their respective Subsidiaries that is permitted under this Agreement and which, after giving effect thereto, causes the Leverage Ratio, on a pro forma basis on the date such acquisition is consummated, to equal or exceed 3.00 to 1.00. In order for an acquisition to constitute a Leverage Ratio Acquisition, the Borrowers shall deliver to the Administrative Agent, prior to the consummation of such acquisition, written evidence in form and substance acceptable to the Administrative Agent supporting the above-described pro forma calculation.

                  "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Domestic Borrower or any Subsidiary pursuant to which the Domestic Borrower or any Subsidiary may sell, convey or otherwise transfer to a newly-formed Subsidiary or other special-purpose entity, or any other Person, any accounts or notes receivable and rights related thereto, provided that all of the terms and conditions of such transaction or series of transactions, including without limitation the amount and type of any recourse to the Domestic Borrower or any Subsidiary with respect to the assets transferred, are reasonably acceptable to the Administrative Agent.

                  "Receivables Transaction Attributed Indebtedness" means the amount of obligations outstanding under the legal documents entered into as part of any Qualified Receivables Transaction on any date of determination that would be characterized as principal if such Qualified Receivables Transaction were structured as a secured lending transaction rather than as a purchase.

                  1.4 Each of Section 4.4(b)(i)(A), Section 4.4(b)(i)(B), and
Section 4.4(b)(ii) of the Credit Agreement is hereby amended in its entirety as follows: "Intentionally Omitted".

                  1.5 Section 4.4(b)(iii) of the Credit Agreement is hereby amended to delete therefrom the last sentence thereof and to substitute therefor the following: "Notwithstanding the foregoing or anything to the contrary set forth herein, (i) accounts or notes receivable sold by the Domestic Borrower in connection with Qualified Receivables Transactions permitted under this Agreement, including, without limitation, the requirements of Section 11.1(g), shall not be subject to this Section 4.4(b)(iii) and no mandatory prepayment shall be required in connection therewith, and (ii) upon and during the continuance of a Default or an Event of Default, and upon notice from the Administrative Agent, all Asset Sale Proceeds received by the Domestic Borrower or any of its Subsidiaries shall be applied to make mandatory principal prepayments of


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



the Term Loans, such mandatory principal repayments to be made within three (3) Business Days after the date of receipt of such Asset Sale Proceeds."

                  1.6 Section 5.1(c) of the Credit Agreement is hereby amended to delete therefrom the pricing grid set forth therein and to substitute therefor the following:

                                                                                 -----------------------------------
                                                                                         Applicable Margin
------------------ --------------------------------------------------------------- --------------- -----------------
  Pricing Level                            Leverage Ratio                            LIBOR Rate     Base Rate and
                                                                                        and         Canadian Base
                                                                                   Acceptance Fee        Rate
================== =============================================================== =============== =================
        I                            Greater than 3.00 to 1.00                         2.000%           0.750%
------------------ --------------------------------------------------------------- --------------- -----------------

       II           Greater than or equal to 2.75 to 1.00 but less than or equal       1.750%           0.500%
                                          to 3.00 to 1.00
------------------ --------------------------------------------------------------- --------------- -----------------

       III          Greater than or equal to 2.25 to 1.00 but less than 2.75 to        1.500%           0.250%
                                                1.00
------------------ --------------------------------------------------------------- --------------- -----------------

       IV           Greater than or equal to 1.75 to 1.00 but less than 2.25 to        1.250%           0.000%
                                                1.00
------------------ --------------------------------------------------------------- --------------- -----------------

        V                              Less than 1.75 to 1.00                          1.000%           0.000%
------------------ --------------------------------------------------------------- --------------- -----------------

                  1.7 Section 5.3(a) of the Credit Agreement is hereby amended to delete therefrom the pricing grid set forth therein and to substitute therefor the following:

--------------------- ---------------------------------------------------------------- -----------------------------
   Pricing Level                              Leverage Ratio                               Commitment Fee Rate
===================== ================================================================ =============================
         I                               Greater than 3.00 to 1.00                                0.375%
--------------------- ---------------------------------------------------------------- -----------------------------

         II            Greater than or equal to 2.75 to 1.00 but less than or equal               0.300%
                                              to 3.00 to 1.00
--------------------- ---------------------------------------------------------------- -----------------------------

        III             Greater than or equal to 2.25 to 1.00 but less than 2.75 to               0.275%
                                                   1.00
--------------------- ---------------------------------------------------------------- -----------------------------

         IV             Greater than or equal to 1.75 to 1.00 but less than 2.25 to               0.250%
                                                   1.00
--------------------- ---------------------------------------------------------------- -----------------------------

         V                                Less than 1.75 to 1.00                                  0.225%
--------------------- ---------------------------------------------------------------- -----------------------------

                  1.8 Section 10.1 of the Credit Agreement is hereby amended in its entirety as follows:

                  Section 10.1 Leverage Ratio. As of any fiscal quarter end, permit the ratio of (a) Total Debt on such date to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such quarter end to be greater than
                  (1) 3.25 to 1.00 if such fiscal quarter ends at any time other than during the Acquisition Period and (2) 3.50 to 1.00 if such fiscal quarter ends during the Acquisition Period.


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



                   1.9 Sections 11.1(f) and (g) of the Credit Agreement are hereby amended in their entirety as follows:

                  (f) Guaranty Obligations in favor of the Administrative Agent, for the benefit of the Agents and the Lenders, and Guaranty Obligations with respect to Debt permitted pursuant to subsections (b) through (e) of this Section 11.1;

                  (g) Receivables Transaction Attributed Indebtedness incurred by the Domestic Borrower or for which the Domestic Borrower is otherwise obligated pursuant to Qualified Receivables Transactions in an aggregate amount not to exceed $60,000,000 at any time;

                  1.10 Section 11.1(j) of the Credit Agreement is hereby amended in its entirety as follows:

                  (j) Debt not otherwise permitted by this Section 11.1 in an aggregate amount not to exceed the greater of:

                  (1) ten percent (10%) of Net Worth on any date of determination; and

                  (2) $100,000,000.

                  1.11 Section 11.2 of the Credit Agreement is hereby amended to insert immediately at the end thereof the following clause (i): "(i) Liens in connection with Receivables Transaction Attributed Indebtedness incurred by the Domestic Borrower or for which the Domestic Borrower is otherwise obligated pursuant to Qualified Receivables Transactions that are permitted under Section 11.1(g)."

                  1.12 Section 11.3(c)(viii) of the Credit Agreement is hereby amended in its entirety as follows: "Intentionally Omitted".

                  1.13 Section 11.3(c)(ix) of the Credit Agreement is hereby amended in its entirety as follows: "Intentionally Omitted".

                 1.14 Section 11.3 of the Credit Agreement is hereby amended to insert immediately at the end thereof the following clause (h): "(h) investments comprised of capital contributions (whether in the form of cash, a note, or other assets) to a Subsidiary or other special-purpose entity created solely to engage in a Qualified Receivables Transaction permitted hereunder or otherwise resulting from transfers of assets permitted under this Agreement to such a special-purpose entity."

                   1.15 Section 11.5(d) of the Credit Agreement is hereby amended in its entirety as follows:

                  (d) the sale or discount without recourse to:



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                           (1) the Domestic Borrower, or

                           (2) any Subsidiary of the Domestic Borrower other
                  than a special-purpose entity created solely to engage in a Qualified Receivables Transaction permitted hereunder,

                  of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof, or any sale or contribution of accounts or notes receivable pursuant to a Qualified Receivables Transaction permitted under this Agreement; provided, however, that the foregoing shall not apply to recourse to the Domestic Borrower or any non-special-purpose entity Subsidiary resulting from
                  (x) the breach of any customary representation or warranty made by the Domestic Borrower or such Subsidiary in the ordinary course of establishing and maintaining such Qualified Receivables Transaction and transferring assets as contemplated thereby or (y) returns, allowances, net credits and other non-cash reductions related to accounts or notes receivable subject to such Qualified Receivables Transaction, including, without limitation, the goods or services the sale of which gave rise to such accounts or notes receivable;

                  1.16 Section 15.10(d) of the Credit Agreement is hereby amended to insert immediately at the end thereof the following: "Notwithstanding anything herein to the contrary, confidential information shall not include, and each party hereto (and each employee, representative or other agent of any party hereto) may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such party relating to such tax treatment or tax structure, and it is hereby confirmed that each party hereto has been authorized to make such disclosures since the commencement of discussions regarding the transactions contemplated hereby."

                   2. Conditions to Effectiveness. This Amendment shall not become effective unless:

                   2.1 the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, the Administrative Agent and the Required Lenders;

                  2.2 the Administrative Agent shall have received from the Borrowers for the ratable benefit of the Lenders who deliver their executed signature pages to this Amendment to the Administrative Agent by 5:00 p.m. Chicago time on December 12, 2003 a non-refundable amendment fee in immediately available funds equal to 0.05% times the aggregate amount of the Revolving Credit Commitments of such Lenders as in effect on such date. The Administrative Agent's receipt of any signature page by such 5:00 p.m. Chicago time deadline shall be determined by the Administrative Agent in its sole reasonable judgment; and

                  2.3 the Administrative Agent shall have received a Reaffirmation of Guaranty in substantially the form attached hereto as Exhibit A.

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




                   3. Representations and Warranties of Each Borrower. Each Borrower represents and warrants as follows:

                   3.1 Such Borrower has the legal power and authority to execute and deliver this Amendment and the officers of such Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.

                   3.2 This Amendment and the Credit Agreement as previously executed and as amended hereby constitute legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

                   3.3 Such Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment except for changes thereto reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement or the other Loan Documents; provided, that the words "in all material respects" in this clause (c) shall, as to any representation or warranty that contains a materiality standard, operate without duplication of such standard.

                   3.4 Such Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and such Borrower's and its Subsidiaries' operations since the Closing Date and, as of the date hereof, there are no Defaults or Events of Default thereunder.

                   4. Reference to the Effect on the Credit Agreement.

                   4.1 Upon the effectiveness of this Amendment pursuant to
Section 2 above, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

                   4.2 Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                   4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                   5. Costs and Expenses. The Borrowers jointly and severally agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.


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




                   6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS, AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, OF THE STATE OF NORTH CAROLINA.

                   7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                   8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.

                   9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

               The remainder of this page is intentionally blank.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                         DOMESTIC BORROWER:

                                         G&K SERVICES INC., as Domestic Borrower

                                         By ____________________________
                                            Name:
                                            Title:

                                           CANADIAN BORROWER:

                                           G&K SERVICES CANADA INC., as Canadian
                                           Borrower

                                           By ____________________________
                                              Name:
                                              Title:

                                             BANK ONE, NA (MAIN OFFICE CHICAGO),
                                             as Administrative Agent and Lender

                                             By ____________________________
                                                Name:
                                                Title:

                                               WACHOVIA BANK, NATIONAL
                                               ASSOCIATION, as Syndication Agent
                                                and Lender

                                               By _________________________
                                                  Name:
                                                  Title:

                                               HARRIS TRUST AND SAVINGS BANK,
                                               as Lender

                                               By _________________________
                                                  Name:
                                                  Title:

                                               WELLS FARGO BANK, N.A., as Lender

                                               By ____________________________
                                                  Name:
                                                  Title:

                                               SUNTRUST BANK, as Lender

                                               By ____________________________
                                                  Name:
                                                  Title:

                                               BANK OF TOKYO-MITSUBISHI, LTD.,
                                               Chicago Branch, as Lender

                                               By ____________________________
                                                  Name:
                                                  Title:

                                               THE ROYAL BANK OF SCOTLAND PLC,
                                               as Lender

                                               By ____________________________
                                                  Name:
                                                  Title:

                                                COMERICA BANK, as Lender

                                                By ____________________________
                                                   Name:
                                                   Title:

                                                 REGIONS BANK, as Lender

                                                 By ____________________________
                                                    Name:
                                                    Title:

                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                 as Lender

                                                 By ____________________________
                                                    Name:
                                                    Title:

                                                BANK OF AMERICA, N.A., as Lender

                                                By: ____________________________
                                                    Name:
                                                    Title:

                                              ALLIED IRISH BANKS, PLC, as Lender

                                              By: ____________________________
                                                  Name:
                                                  Title:


                                              By: ____________________________
                                                  Name:
                                                  Title:

                                               THE NORINCHUKIN BANK, NEW YORK
                                               BRANCH, as Lender

                                               By: _____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                           THE NORTHERN TRUST COMPANY, as Lender

                                           By:____________________________
                                              Name:_______________________
                                              Title:______________________

                                                BANK HAPOALIM B.M., as Lender

                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________


                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                    EXHIBIT A
                            REAFFIRMATION OF GUARANTY
                                    ATTACHED